INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 10 – INCOME TAXES

We have capitalized start-up, research and development, and other costs for tax purposes that resulted in timing differences and deferred tax assets. We have recorded a full valuation allowance against our U.S. federal and state deferred tax assets because it is not more likely than not that our deferred tax assets will be realized.

A reconciliation of the U.S. federal statutory income tax rate of 21% to our effective income tax rate from continuing operations is as follows:

	December 31, 2024	December 31, 2023 (as restated)
Expected federal income tax rate	21.0%	21.0%
State taxes, net of federal tax benefit	7.1%	8.4%
Tax credits	1.9%	2.6%
Deferred tax adjustments	2.8%	4.3%
Change in valuation allowance	(32.8)%	(36.3)%
Income tax expense	0.0%	0.0%

Approximate deferred tax assets resulting from timing differences between financial and tax bases were associated with the following items (in thousands):

	December 31, 2024	December 31, 2023 (as restated)
Deferred tax assets
Capitalized start-up costs	$8,901	$9,586
Capitalized research and development costs	12,572	12,614
Stock compensation	17,893	14,513
Net operating loss carryforward	12,255	6,554
Deferred revenue	1,143	-
Intangible assets	261	158
Fixed assets	54	97
Other	131	198
Tax credit carryforward	3,117	2,467
Total deferred tax assets	56,327	46,187
Valuation allowance	$(56,327)	$(46,187)
Net deferred tax assets	-	-

The Company is subject to tax in U.S. federal and state jurisdictions. As of December 31, 2024, the Company has unused U.S. federal and state net operating loss (NOL) carryforwards of approximately $44.7 million that may be applied against future taxable income. The state NOL carryforwards begin to expire in 2044. The U.S. federal NOL carryforward may be carried forward indefinitely, however are limited to 80 percent of taxable income. The Company has unused U.S. federal and California research and experimentation (R&E) tax credit carryforwards of approximately $2.6 million and $0.5 million, respectively. The U.S. R&E tax credit carryforward begins to expire in 2042. The California R&E tax credit carryforward does not expire.

The use of the Company’s NOL and R&E credit carryforwards may, however, be subject to limitations as a result of an ownership change. A corporation undergoes an “ownership change,” in general, if a greater than 50% change (by value) in its equity ownership by one or more five percent stockholders (or certain groups of non-five percent stockholders) over a three year period occurs. After such an ownership change, the corporation’s use of its pre change NOL carryforwards and other pre change tax attributes to offset its post change income is subject to an annual limitation determined by the equity value of the corporation on the date the ownership change occurs multiplied by a rate determined monthly by the Internal Revenue Service.

If an ownership change occurs and if the Company earns net taxable income, the Company’s ability to use its pre change NOLs to offset U.S. federal and taxable income would be subject to these limitations, which could potentially result in increased future tax liability compared to the tax liability the Company would incur if its use of NOL carryforwards were not so limited. In addition, for state income, franchise and similar tax purposes, there may be periods during which the use of NOL carryforwards is suspended or otherwise limited, which could accelerate or permanently increase the Company’s state income, franchise, or similar taxes.

In accordance with ASC 740, “Income Taxes,” the Company recorded a valuation allowance to fully offset its deferred tax assets, because it is not more likely than not that the Company will realize future benefits associated with these deferred tax assets at December 31, 2024 and 2023. The valuation allowance increased by approximately $10.1 million and $21.5 million during the years ended December 31, 2024 and 2023, respectively, mainly due to increases in the NOL carryforward and other deferred tax assets. The Company will continue to assess the realizability of the deferred tax assets at each interim and annual balance sheet date based upon actual and forecasted operating results.

The Company accounts for uncertain tax positions in accordance with the provisions of ASC 740. When uncertain tax positions exist, the Company recognizes the tax benefit of tax positions to the extent that the benefit would more likely than not be realized assuming examination by the taxing authority. The determination as to whether the tax benefit will more likely than not be realized is based upon the technical merits of the tax position as well as consideration of the available facts and circumstances. The Company recognizes any interest and penalties accrued related to unrecognized tax benefits as income tax expense. The Company did not have any significant unrecognized tax benefits during the years ended December 31, 2024 and 2023. The Company files income tax returns in the U.S. federal jurisdiction and several U.S. States. The Company’s U.S. federal and state tax returns since 2021 and 2020, respectively, remain open to examination by the taxing authorities.